                         NOTICE OF GUARANTEED DELIVERY
                                      FOR
                        TENDER OF SHARES OF COMMON STOCK
                                       OF
                                 RENO AIR, INC.
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

    This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) (i) if certificates ("Share Certificates") evidencing shares of Common Stock, $0.01 par value per share (the "Shares"), of Reno Air, Inc., a Nevada corporation (the "Company"), are not immediately available, (ii) if Share Certificates and all other required documents cannot be delivered to First Chicago Trust Company of New York, as Depositary (the "Depositary"), prior to the Common Offer Expiration Date (as defined in "Section 1. Terms of the Offer, Expiration Date" of the Offer to Purchase) or (iii) if the procedure for delivery by book-entry transfer cannot be completed on a timely basis. This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram, telex or facsimile transmission to the Depositary. See "Section 3. Procedures for Accepting the Offer and Tendering Shares" of the Offer to Purchase.

                        THE DEPOSITARY FOR THE OFFER IS:

                    FIRST CHICAGO TRUST COMPANY OF NEW YORK

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
           BY MAIL:                  BY OVERNIGHT COURIER:                BY HAND:
    Attn: Corporate Actions         Attn: Corporate Actions        Attn: Corporate Actions
          Suite 4660                      Suite 4680             c/o Securities Transfer and
         P.O. Box 2569             14 Wall Street, 8th Floor      Reporting Services, Inc.
    Jersey City, New Jersey        New York, New York 10005     100 William Street, Galleria
          07303-2569                                              New York, New York 10028

                                         BY FACSIMILE:
                                        (201) 222-4720
                                              or
                                        (201) 222-4721

                                 CONFIRM RECEIPT OF FACSIMILE
                                      ONLY BY TELEPHONE:
                                        (201) 222-4707
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 DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET
 FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER
         THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    This form is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

    The undersigned hereby tenders to Bonanza Acquisitions, Inc., a Nevada corporation and a wholly owned subsidiary of American Airlines, Inc., a Delaware corporation, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 24, 1998 (the "Offer to Purchase"), and the related Letter of Transmittal (which, together with any amendment or supplements thereto, collectively constitute the "Offer"), receipt of each of which is hereby acknowledged, the number of Shares specified below pursuant to the guaranteed delivery procedure described in "Section 3. Procedures for Accepting the Offering and Tendering Shares" of the Offer to Purchase.

-------------------------------------------

  Number of Shares: __________________________________________________________

  Certificate Nos. (If Available): ___________________________________________

  Check box if Shares will be delivered by book-entry transfer:

  / / The Depository Trust Company
  Account No. ________________________________________________________________

-------------------------------------------
-------------------------------------------

  ____________________________________________________________________________

  ____________________________________________________________________________
                           SIGNATURE(S) OF HOLDER(S)

  Dated: _______________________________________________________________, 199_

  Name(s) of Holders:

  ____________________________________________________________________________

  ____________________________________________________________________________
                              PLEASE TYPE OR PRINT
  ____________________________________________________________________________
                                    ADDRESS
  ____________________________________________________________________________
                                    ZIP CODE
  ____________________________________________________________________________
                          AREA CODE AND TELEPHONE NO.

------------------------------------------

                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    The undersigned, a firm which is a member of the Security Transfer Agent Medallion Signature Program or is an "eligible guarantor institution," as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees to delivery to the Depositary, Share Certificates evidencing the Shares tendered hereby, in proper form for transfer, or confirmation of book-entry transfer of such Shares into the Depositary's account at The Depository Trust Company, with delivery of a Letter of Transmittal (or facsimile thereof) properly completed and duly executed, and any other required documents, all within three Nasdaq National Market trading days of the date hereof.

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
NAME OF FIRM                                              TITLE

AUTHORIZED SIGNATURE                                      ADDRESS                                         ZIP CODE

Name:
            PLEASE TYPE OR PRINT                          AREA CODE AND TELEPHONE NO.
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                DO NOT SEND SHARE CERTIFICATES WITH THIS NOTICE.

                  SHARE CERTIFICATES SHOULD BE SENT WITH YOUR
                             LETTER OF TRANSMITTAL.

Dated: ___________, 199_

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